UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 12, 2021

Ecoark Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53361	30-0680177
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Pearl Parkway Suite 200, San Antonio, TX	78215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 1-800-762-7293

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On February 12, 2021, Julia Olguin was appointed as the Chief Executive Officer of White River Holdings Corp (“White River”), a wholly owned indirect subsidiary of Ecoark Holdings, Inc. (the “Company”).

Julia Olguin, 52, had previously served as the Executive Vice President, Business Development, Trading & Marketing and Strategy, at Meridian Energy Group Inc., an oil and gas exploration and development company, from January 2014 until July 2020.

The Company has entered into an Employment Agreement with Ms. Olguin, effective February 4, 2021. The initial term of the Employment Agreement is three years, subject to automatic renewal for successive one-year terms upon the expiration of the initial term, unless terminated by either party. Pursuant to her Employment Agreement, Ms. Olguin will be paid an annual base salary of $150,000, subject to an automatic increase to $250,000 upon achievement of certain strategic goals as provided for in the Employment Agreement, and will be eligible to earn for each fiscal year a performance bonus of up to 100% of her annual base salary, based on achievement of certain individual and White River performance targets. In addition, Ms. Olguin has received 15,000 Restricted Stock Units (“RSUs”) of the Company as an inducement to become an employee of White River. The RSUs shall vest in equal annual increments over a three-year period with the first portion vesting on February 4, 2022, subject to continued employment on each applicable vesting date and execution of the Company’s standard Restricted Stock Unit Agreement.

The description of the Employment Agreement does not purport to be complete and is qualified in its entirety by the full text of the Employment Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit
10.1	Employment Agreement between the Company and Julia Olguin

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

February 19, 2021	Ecoark Holdings, Inc.

	By:	/s/ Randy S. May
Randy S. May Chief Executive Officer

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